                                                                    EXHIBIT 10.3
                                  Exhibit VII
                                  -----------

                    [FORM OF] PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT (this "Agreement") is dated as of
                                               ---------
January 31, 2000 and entered into by and among Levi Strauss & Co., a Delaware corporation ("Company"), each of the undersigned direct and indirect Subsidiaries of Company (each of such undersigned Subsidiaries being a "Subsidiary Grantor" and collectively, "Subsidiary Grantors") and each
-------------------                     -------------------
Additional Grantor that may become a party hereto after the date hereof in accordance with Section 21 hereof (Company, each Subsidiary Grantor, and each Additional Grantor being a "Grantor" and collectively, "Grantors") and Bank of
                            -------                     --------
America, N.A. as Collateral Agent for and representative of (in such capacity herein called "Secured Party") Administrative Agent, the several financial
               -------------
institutions ("Banks") from time to time party to the Credit Agreement referred
               -----
to below and any Derivative/FX Lenders.

                             PRELIMINARY STATEMENTS
                             ----------------------

        A. Pursuant to the Bridge Credit Agreement dated as of January 31, 2000 (said Bridge Credit Agreement, as amended to the date hereof, and as it may hereafter be further amended, modified, or supplemented from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined
     ----------------
herein being used herein as therein defined), by and among Company, the several financial institutions from time to time party thereto (collectively, "Banks");
                                                                       -----
the several financial institutions party thereto as Co-Syndication Agents; the financial institution party thereto as Documentation Agent; Bank of America, N.A. as Administrative Agent (in such capacity, "Administrative Agent"); and
                                                 --------------------
Bank of America, N.A. as Collateral Agent (in such capacity, "Collateral
                                                              ----------
Agent"), Banks have made certain commitments, subject to the terms and
-----
conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

        B. Company and Levi Strauss & Co. Europe Financial Services, S.C.A. ("FinServ") may from time to time enter, or may from time to time have entered,
  -------
into one or more Lender Derivative/FX Contracts in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company and FinServ under the Lender Derivative/FX Contracts, including, without limitation, the obligation of Company and FinServ to make payments thereunder in the event of early termination or close out thereof, together with all obligations of Company under the Credit Agreement and the other Loan Documents, be secured hereunder.

        C. Subsidiary Grantors have executed and delivered that certain Guaranty dated the date hereof (said Guaranty, as amended to the date hereof, and as it may hereafter be further amended, modified, or supplemented from time to time, being the "Guaranty") in favor of Secured Party for the benefit of
                    --------
Banks, Administrative Agent and any Derivative/FX Lenders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and all obligations of Company and FinServ under the Lender Derivative/FX Contracts, including without limitation the obligation of Company and FinServ to make payments thereunder in the event of early termination or close out thereof.

                                     VII-I

        D. It is a condition precedent to the effectiveness of the Credit Agreement that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Banks to enter into the Credit Agreement and to induce Derivative/FX Lenders to enter into the Lender Derivative/FX Contracts, each Grantor hereby agrees with Secured Party as follows:

        Section 1.  Grant of Security. Each Grantor hereby assigns to Secured
                    -----------------
Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):
                 ----------

        (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");
----------

        (b) all inventory in all of its forms, including (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively, the "Inventory") and all negotiable and non-negotiable documents of title (including
 ---------
without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");
         ----------------------------

        (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases
           --------
and other contracts being the "Related Contracts");
                               -----------------

        (d)  all deposit accounts ("Deposit Accounts"), including the restricted
                                    ----------------
deposit account established and maintained by Secured Party pursuant to Section 11 (the "Cash Collateral Account"), together with (i) all amounts on deposit
         -----------------------
from time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, including Deposit Accounts listed on Schedule 1(d);

                                     VII-2

        (e)  the "Securities Collateral", which term means:
                  ---------------------

                (i) all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests now or hereafter owned by such Grantor in any Person that is, or becomes, a direct Subsidiary of such Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those owned on the date hereof and described on Schedule 1(e)(i), and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends,
                                      --------------
distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, that if the issuer of any of such
                                   --------
Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 957(a) or a successor provision of the Internal Revenue Code), the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of Capital Stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                (ii) all indebtedness from time to time owed to such Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, including the indebtedness described on Schedule 1(e)(ii) and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "Pledged Debt"), and all interest, cash, instruments and other property or
      ------------
proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

                (iii) all other investment property, as that term is defined in the Uniform Commercial Code ("UCC") of any relevant jurisdiction, of such
                              ---
Grantor;

        (f)  the "Intellectual Property Collateral", which term means:
                  --------------------------------

                (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or
 ----------
applied for thereon in the United States and any state thereof and in foreign

                                     VII-3
countries (including, without limitation, the registrations and applications specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and
                                -----------------------
other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such
                               ----------------
Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill");
 -------------------

                (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(f)(ii), as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Banks), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and
           -------


                (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the registered works listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all
                                                       ----------
copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including the registrations listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright
                                                               ---------
Registrations"), all common law and other rights in and to the Copyrights in the
-------------
United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"),
                                                       ----------------
including each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                                     VII-4

        (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

        (h) to the extent not included in any other paragraph of this Section 1, all other general intangibles (including tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

        (i) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

        (j) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

        (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when
                     --------
Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder or any of its rights or interests in other property to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity) or any Negative Pledge permitted under the Credit Agreement on such rights or interests; provided, that
                                                        --------
immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect and (ii) any real property leasehold, unless a Grantor has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold.

     Notwithstanding anything herein to the contrary, neither Company nor any Grantor shall be deemed to have granted a security interest in (i) any Principal Property, (ii) any Capital Stock of any Restricted Subsidiary or (iii) any Pledged Debt of or issued by any Restricted Subsidiary.

        Section 2.  Security for Obligations.
                    ------------------------

        (a) This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated

                                     VII-5
maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code), of all Secured Obligations of such Grantor. "Secured Obligations" means:
                                                    -------------------

                (i) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all obligations and liabilities of every nature of Company and FinServ, now or hereafter existing under or arising out of or in connection with any Lender Derivative/FX Contract, and

                (ii) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Lender Letters of Credit, payments for early termination or close out of Lender Derivative/FX Contracts, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party, Administrative Agent, any Bank or any Derivative/FX Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

        (b) Any and all security interests, liens, rights and interest of Secured Party in and to any or all of the Collateral are prior to any and all security interests, liens, rights and interest of the several financial institutions party to the Amended and Restated 1999 180 Day Credit Agreement, the Amended and Restated 1997 364 Day Credit Agreement, and the 1997 Second Amended and Restated Credit Agreement from time to time in and to any or all of the Collateral pursuant to the Intercreditor Agreement.

        Section 3.  Grantors Remain Liable.
                    ----------------------

     Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of

                                     VII-6
any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        Section 4.  Representations and Warranties.
                    ------------------------------

     Each Grantor represents and warrants as follows:

        (a)  Ownership of Collateral. Except as expressly permitted by the
             -----------------------
Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

        (b)  Locations of Equipment and Inventory. All of the Equipment and
             ------------------------------------
Inventory is, as of the date hereof, or in the case of each Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 21 hereof (each, a "Counterpart") located at the places specified in Schedule 4(b),
                 -----------
except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier or a processor to a Grantor, (ii) between the locations specified in Schedule 4(b), (iii) from a supplier or a Grantor to a processor, or (iv) to customers of a Grantor.

        (c)  Office Locations. The chief place of business, the chief executive
             ----------------
office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 4(c);

        (d)  Names.  No Grantor (or predecessor by merger or otherwise of such
             -----
Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof, except the names listed in Schedule 4(d) annexed hereto.

        (e)  Delivery of Certain Collateral. Except as permitted by Section 6.11
             ------------------------------
of the Credit Agreement, all certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

        (f)  Securities Collateral. (i) All of the Pledged Shares described on
             ---------------------
Schedule 1(e)(i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) all of the Pledged Debt described on Schedule 1(e)(ii) has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(i) hereof with respect to shares of a foreign controlled corporation), and there are no

                                     VII-7
outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares; (iv) the Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Grantor; (v) Schedule 1(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof; and (vi) Schedule 1(e)(ii) sets forth all of the Pledged Debt in existence on the date hereof.

        (g)  Intellectual Property Collateral.
             --------------------------------

             (i) a true and complete list of all Trademark Registrations and Trademark applications owned by such Grantor, in whole or in part, that are material to such Grantor's business, is set forth in Schedule 1(f)(i);

             (ii) a true and complete list of all Patents owned by such Grantor, in whole or in part, that are material to such Grantor's business, is set forth in Schedule 1(f)(ii);

             (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations owned by such Grantor, in whole or in part, is set forth in Schedule 1(f)(iii);

             (iv) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable that is reasonably likely to have a Material Adverse Effect; and

             (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

        (h)  Perfection. The security interests in the Collateral granted to
             ----------
Secured Party for the ratable benefit of Banks, Administrative Agent and Derivative/FX Lenders hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 4(h), (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant
                                                          ---------
of Patent Security Interest, substantially in the form of Exhibit II,
                                                          ----------
with the United States Patent and Trademark Office and the filing of a
Grant of Copyright Security Interest, substantially in the form of Exhibit III,
                                                                   -----------
with the United States Copyright Office (each such Grant of Trademark
Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), the
                                                 -----
                                     VII-8
security interests in the Collateral granted to Secured Party for the ratable benefit of Banks, Administrative Agent and Derivative/FX Lenders will constitute perfected security interests therein, to the extent such security interests may be perfected by filing in the United States or possession, prior to all other Liens (except for Liens expressly permitted by the Credit Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

        Section 5.  Further Assurances.
                    ------------------

        (a)  Generally. Each Grantor agrees that from time to time, at the
             ---------
expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the reasonable request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the reasonable request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the reasonable request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby,
(iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) if requested by Co-Agents, promptly after the acquisition by such Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 45 days after the end of each fiscal quarter of Company, deliver to Secured Party copies of all such applications or other documents filed during such fiscal quarter and copies of all such certificates of title issued during such fiscal quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall

                                     VII-9
be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

        (b)  Securities Collateral. Without limiting the generality of the
             ---------------------
foregoing Section 5(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder, promptly (and in any event within ten Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of
Exhibit IV (a "Pledge Supplement"), in respect of the additional Pledged Shares
----------     -----------------
or Pledged Debt to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Secured Party, the representations and warranties contained in subsections (i)-(iv) of Section 4(g) hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, the failure of any Grantor to execute a Pledge Supplement with respect
--------
to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

        (c)  Intellectual Property Collateral. Without limiting the generality
             --------------------------------
of the foregoing Section 5(a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of
(i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall, within 45 days after the end of each fiscal quarter of Company, notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof or the date of the last such notice, as the case may be, and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Within 45 days after the end of each fiscal quarter of Company during which any Grantor files an application for any
(1) Trademark Registration; (2) Patent; and (3) Copyright Registration, each Grantor shall execute and deliver to Secured Party and record in all places where a Grant is recorded an IP Supplement, substantially in the form of
Exhibit V (an "IP Supplement"), pursuant to which such Grantor shall grant to
---------      -------------
Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of
                                  --------
such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party on the day on which such Grantor would otherwise be required to record the IP Supplement and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Secured Party of an IP Supplement, Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii) hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on

                                    VII-10

Schedule A to such IP Supplement. Each Grantor hereby authorizes Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with
          --------
respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

        Section 6.  Certain Covenants of Grantors.
                    -----------------------------

     Each Grantor shall:

        (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, except where such violation would not have a Material Adverse Effect;

        (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 30 days of such change;

        (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

        (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

        (e) except as otherwise not prohibited by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral.


        Section 7.  Special Covenants With Respect to Equipment and Inventory.
                    ---------------------------------------------------------

     Each Grantor shall:

        (a) keep the Equipment and Inventory owned by such Grantor at the places therefor specified on Schedule 4(b), or upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

        (b) except as otherwise permitted by Section 6.6 of the Credit Agreement, cause the Equipment owned by such Grantor to be maintained and preserved in the same

                                    VII-11
condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to the Equipment owned by such Grantor, but only to the extent that such loss or damage is material to the Equipment owned by Company and its Subsidiaries, taken as a whole;

        (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, and such Grantor's cost therefor;

        (d) if any Inventory is in the possession or control of any of such Grantor's agents or processors, within 30 days of the Closing Date (with respect to existing agents or processors) and promptly after any such Inventory comes into the possession or control of such Grantor's agents or processors (with respect to future agents or processors), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party, and use commercially reasonable efforts, but at no out-of-pocket cost to such Grantor, to obtain waivers or bailee letters in form and substance reasonably satisfactory to Collateral Agent from all public warehouses in which Inventory is maintained and all such agents or processors; and

        (e) each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

        Section 8.  Special Covenants with respect to Accounts and Related
                    ------------------------------------------------------
Contracts.
---------

        (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on Schedule 4(d) or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

        (b) Each Grantor shall, for not less than three (3) years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                                    VII-12

        (c) Except as otherwise provided in this Section 8(c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided,
                                                                       --------
however, that Secured Party shall have the right at any time, upon the
-------
occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

        Section 9.  Special Covenants With Respect to the Securities Collateral.
                    -----------------------------------------------------------

        (a)  Delivery.  Each Grantor agrees that all certificates or instruments
             --------
representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

        (b)  Covenants.  Each Grantor shall (i) not, except as otherwise not
             ---------
prohibited by the Credit Agreement, permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding Capital Stock or other equity interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such
             --------
merger or consolidation involving an issuer of Pledged Shares which is a controlled foreign corporation is a controlled foreign corporation, then such Grantor shall only be required to pledge outstanding Capital Stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of

                                    VII-13

Capital Stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Shares not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor; (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares;
(iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything
                                     --------
contained in this subsection (iv) to the contrary, such Grantor shall only be required to pledge the outstanding Capital Stock of a controlled foreign corporation possessing up to but not exceeding 65% of the voting power of all classes of Capital Stock of such controlled foreign corporation entitled to vote and any such Grantor shall not be required to pledge the Capital Stock of any Restricted Subsidiary; (v) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt; provided,
                                                                 --------
notwithstanding anything contained in this subsection (v) to the contrary, any such Grantor shall not be required to pledge any such instruments or other evidences of additional indebtedness owed to such Grantor by any Restricted Subsidiary; (vi) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; provided,
                                                                    --------
notwithstanding anything contained in this subsection (vi) to the contrary, any such Grantor shall not be required to pledge any such instruments or other evidences of indebtedness owed to such Grantor by any Restricted Subsidiary;
(vii) promptly notify Secured Party of any event of which such Grantor becomes aware causing loss or depreciation in the value of the Securities Collateral that has a Material Adverse Effect; and (viii) at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for the control, as that term is defined in the UCC, by Secured Party of all securities entitlements and securities accounts of such Grantor.

        (c)  Voting and Distributions.  So long as no Event of Default shall
             ------------------------
have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise
                                           --------
or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party's reasonable judgment, such action would have a Material Adverse Effect; and provided further, such Grantor shall give
                                    -------- -------
Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor
(B) such Grantor's consent to or approval of any action otherwise not prohibited under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party); (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Securities

                                    VII-14

Collateral; provided, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements); and (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to subsection (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to subsection (ii) above.

     Upon the occurrence and during the continuation of an Event of Default, (i) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (ii) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (iii) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of subsection (ii) of the immediately preceding paragraph or subsection (ii) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

     In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (ii) without limiting the effect of subsection (i) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof),

                                    VII-15
upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

        (d)  Investment Property.  Company shall not maintain any investment
             -------------------
property with any financial or other institution unless such institution has executed a control agreement in form and substance reasonably satisfactory to Collateral Agent.

        Section 10.  Special Covenants With Respect to the Intellectual Property
                     -----------------------------------------------------------
Collateral.
----------

        (a)  Each Grantor shall:

                (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                (ii) use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                (iii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral, except where the failure to give such notice would not have a Material Adverse Effect;

                (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

                (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

        (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the
         --------
occurrence and

                                    VII-16
during the continuation of any Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

        (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 1(f)(i), 1(f)(ii) or 1(f)(iii), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party written notice of any abandonment of any Intellectual Property Collateral registered with a Governmental Authority or any pending patent application or any Patent within 45 days after the end of each fiscal quarter of Company.

        (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall, within 45 days after the end of each fiscal quarter of Company, notify Secured Party of the institution of, or of any adverse determination likely to have a Material Adverse Effect in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

                                    VII-17

        (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral; provided, however, the license granted under
                                -----------------
this Section shall not be construed to limit such Grantor's ability to take reasonable steps, in accordance with its then current business practices, to protect and preserve the Trademarks, the Trademark Registrations, the Trademark Rights and the Associated Goodwill. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. To the extent that the Credit Agreement permits any Grantor to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

        Section 11.  Cash Collateral Account.
                     -----------------------

     Secured Party is hereby authorized to establish and maintain as a blocked account in the name of Company and under the sole dominion and control of Secured Party, a restricted deposit account designated as "Levi Strauss & Co. Cash Collateral Account". All amounts at any time held in the Cash Collateral Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Banks, as collateral security for the Secured Obligations upon the terms and conditions set forth herein.
Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Cash Collateral Account. Anything contained herein to the contrary notwithstanding, the Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All


                                    VII-18
deposits of funds in the Cash Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Cash Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit. Cash held by Secured Party in the Cash Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Cash Collateral Account pending application thereof as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Cash Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party's rights hereunder, any interest earned on deposits of cash in the Cash Collateral Account shall be deposited directly in, and held in the Cash Collateral Account.

        Section 12.  Secured Party Appointed Attorney-in-Fact.
                     ----------------------------------------

     Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

        (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Administrative Agent under the Credit Agreement;

        (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

        (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with Sections 12(a) and (b) above;

        (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

        (e) except as otherwise permitted by Section 6.5 of the Credit Agreement, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

        (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse

                                    VII-19
receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

        (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

        Section 13.  Secured Party May Perform.
                     -------------------------

     If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 18(b) hereof.

        Section 14.  Standard of Care.
                     ----------------

     The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

        Section 15.  Remedies.
                     --------

        (a)  Generally.  If any Event of Default (as defined in the Credit
             ---------
Agreement) or an Event of Default (as defined in a Master Agreement in the form prepared by the International Swap and Derivatives Association, Inc., the International Foreign Exchange Master Agreement or a similar event under any similar swap agreement) under any Lender Derivative/FX Contract (any such occurrence being an "Event of Default" for purposes of this Agreement) shall
                     ----------------
have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's

                                    VII-20
equipment for the purpose of completing any work in process, taking any actions described in the preceding subsection (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Bank constituting a part of the Collateral and (vii) without notice to any Grantor, transfer to or to register in the name of Secured Party or any of its nominees any or all of the Securities Collateral. Secured Party or any Bank or Derivative/FX Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Banks and Derivative/FX Lenders (but not any Bank or Derivative/FX Lender in its individual capacity unless Requisite Obligees (as defined in Section 20(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

        (b)  Securities Collateral.
             ---------------------

                (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, and regulations promulgated thereunder, (the "Securities Act") and applicable state
                                   --------------
     securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without

                                    VII-21
     prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all reasonable costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

                                    VII-22

                (iii) Without limiting the generality of Sections 10.4 and 10.5 of the Credit Agreement, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless (to the maximum extent permitted under the Securities Act or other applicable law) Secured Party, each Bank and each Derivative/FX Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (to the maximum extent permitted under the Securities Act or other applicable law) reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

        (c)  Collateral Account.  If an Event of Default has occurred and is
             ------------------
continuing and, in accordance with Section 8.2 of the Credit Agreement, Company is required to pay to Secured Party an amount (the "Aggregate Available Amount")
                                                    --------------------------
equal to the maximum amount that may at any time be drawn under all Lender Letters of Credit then outstanding under the Credit Agreement, Company shall deliver funds in such an amount for deposit in the Cash Collateral Account. If for any reason the aggregate amount delivered by Company for deposit in the Cash Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Company shall be apportioned among all outstanding Lender Letters of Credit for purposes of this Section in accordance with the ratio of the maximum amount available for drawing under each such Lender Letter of Credit (as to such Lender Letter of Credit, the "Maximum
                                                                  -------
Available Amount") to the Aggregate Available Amount. Upon any drawing under any
----------------
outstanding Lender Letter of Credit in respect of which Company has deposited in the Cash Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event of cancellation or expiration of any Lender Letter of Credit in respect of which Company has deposited in the Cash Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Lender Letter of Credit, Secured Party shall apply the amount then on deposit in the Cash Collateral Account in respect of such Lender Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Lender Letter of Credit immediately after such reduction) first, to the payment of any

                                    VII-23
amounts payable to Secured Party pursuant to Section 17 hereof, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Lender Letters of Credit in respect of which Company has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Lender Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

        Section 16.  Additional Remedies for Intellectual Property Collateral.
                     --------------------------------------------------------

        (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 10.4 and 10.5 of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Bank) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

        (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the

                                    VII-24
written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured
               --------
Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so
                      -------- -------
reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Liens expressly permitted by the Credit Agreement.

        Section 17.  Application of Proceeds.
                     -----------------------

     Except as expressly provided elsewhere in this Agreement and in the Intercreditor Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

          SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Credit Agreement, as provided in the Credit Agreement; and

          THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        Section 18.  Indemnity and Expenses.
                     ----------------------

        (a) Grantors jointly and severally agree to indemnify Secured Party, each Bank and each Derivative/FX Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Bank's or Derivative/FX Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

        (b) Subject to Section 6.7 of the Credit Agreement, Grantors jointly and severally agree to pay to Secured Party upon demand (i) the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with the administration of this Agreement or the failure by any Grantor to perform or observe any of the provisions hereof and

                                    VII-25

(ii) the amount of any and all costs and expenses, including the fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with the exercise or enforcement of any of the rights of Secured Party hereunder.

        (c) The obligations of Grantors in this Section 18 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Derivative/FX Contracts, the Credit Agreement and the other Loan Documents, and (ii) as to any Grantor that is a party to a Guaranty, be subject to the provisions of Section 1(b) thereof.

        Section 19.  Continuing Security Interest; Transfer of Loans;
                     ------------------------------------------------
Termination and Release.
-----------------------

        (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations and the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Lender Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing subsection (iii), (A), but subject to the provisions of Sections 10.7 and 10.8 of the Credit Agreement, any Bank may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Banks herein or otherwise and (B) any Derivative/FX Lender may assign or otherwise transfer any Lender Derivative/FX Contract to which it is a party to any other Person in accordance with the terms of such Lender Derivative/FX Contract, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Derivative/FX Lenders herein or otherwise.

        (b) Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Lender Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, such Grantor shall deliver an officers' certificate (i) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement, and (ii) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such officers' certificate, Secured Party shall, at such Grantor's expense, so long as Secured Party has no reason to believe that the officers' certificate delivered by such Grantor with respect to such sale is not true and correct, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

                                    VII-26

        Section 20.  Secured Party as Agent.
                     ----------------------

        (a) Secured Party has been appointed to act as Secured Party hereunder by Banks and, by their acceptance of the benefits hereof, Derivative/FX Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain
                          --------
from exercising, any remedies provided for in Section 15 hereof in accordance with the instructions of (i) Majority Banks, or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Lender Bridge Letters of Credit and the termination of the Commitments, (A) the holders of a majority of the aggregate notional amount under all Lender Derivative/FX Contracts (including Lender Derivative/FX Contracts that have been terminated) or (B) if all Lender Derivative/FX Contracts have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Derivative/FX Contracts (Majority Banks or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the
                             ------------------
foregoing provisions of this Section 20(a), each Derivative/FX Lender, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Derivative/FX Lender that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Banks and Derivative/FX Lenders in accordance with the terms of this Section 20(a).

        (b) Secured Party shall at all times be the same Person that is Collateral Agent under the Credit Agreement. Written notice of resignation by Collateral Agent pursuant to Section 9.10 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Collateral Agent pursuant to Section 9.10 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor collateral agent pursuant to Section 9.10 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Collateral Agent under
Section 9.10 of the Credit Agreement by a successor collateral agent, that successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed collateral agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                                    VII-27

        (c) Secured Party shall not be deemed to have any duty whatsoever with respect to any Derivative/FX Lender until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Derivative/FX Lender as to the existence and terms of the applicable Lender Derivative/FX Contract.

        Section 21.  Additional Grantors.
                     -------------------

     The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto as additional Grantors (each an "Additional Grantor"), by
                                                ------------------
executing a counterpart substantially in the form of Exhibit VI to this
                                                     ----------
Agreement. Upon delivery of any such counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

        Section 22.  Amendments; Etc.
                     ---------------

     No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a counterpart by an
--------
Additional Grantor in accordance with Section 21 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

        Section 23.  Notices.
                     -------

        (a) Unless otherwise specifically provided in this Agreement, all notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication, provided that
                                                                   --------
any matter transmitted by facsimile transmission (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof) and mailed, telegraphed, telexed, sent by facsimile transmission, or delivered, to the address or number specified for notices on the applicable signature page hereof; or, as to any Grantor or Collateral Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as to each other party, at such other address as shall be designated by such party in a written notice to each Grantor and Collateral Agent.

        (b) All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for

                                    VII-28
overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

        Section 24.  Failure or Indulgence Not Waiver; Remedies Cumulative.
                     -----------------------------------------------------

     No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        Section 25.  Severability.
                     ------------

     In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        Section 26.  Headings.
                     --------

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

        Section 27.  Governing Law; Terms; Rules of Construction.
                     -------------------------------------------

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in Section 1.2 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

        Section 28.  Consent to Jurisdiction and Service of Process.
                     ----------------------------------------------

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR, SECURED PARTY, ADMINISTRATIVE AGENT AND BANKS EACH CONSENTS, FOR ITSELF AND

                                    VII-29

IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR, SECURED PARTY, ADMINISTRATIVE AGENT AND BANKS EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
               --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH GRANTOR, SECURED PARTY, ADMINISTRATIVE AGENT AND BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

        Section 29.  Waiver of Jury Trial.
                     --------------------

     EACH GRANTOR, BANKS, ADMINISTRATIVE AGENT AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY ADMINISTRATIVE AGENT-RELATED PERSON, COLLATERAL AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR, BANKS, ADMINISTRATIVE AGENT AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.
WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

        Section 30.  Counterparts.
                     ------------

     This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]


                                    VII-30

     IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              LEVI STRAUSS & CO.

                              By:
                                 -----------------------------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------

                              Each of the entities listed on Schedule A annexed
                                                             ----------
                              hereto

                              By:
                                 -----------------------------
                                    on behalf of each of the entities listed on
                                    Schedule A annexed hereto
                                    ----------
                              Name:
                                   ---------------------------
                              Title:
                                    --------------------------


                              BANK OF AMERICA, N.A., as Collateral
                              Agent, as Secured Party

                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


                                    VII-31

                                   Schedule A
                                   ----------

Name              Notice Address for each Subsidiary
----              ----------------------------------
                  Grantor
                  -------


                                 VII-Sch. A-1

                                Schedule 1(d) to
                                ----------------

                         Pledge and Security Agreement
                         -----------------------------

Deposit Accounts
----------------


                                VII-Sch. 1(d)-1

                              Schedule 1(e)(i) to
                              -------------------

                         Pledge and Security Agreement
                         -----------------------------

-------------------------------------------------------------------------------------------------------
                                                                                         Percentage of
                          Class                         Stock                Number of    Outstanding
                       of Stock or     Registered    Certificate     Par       Shares    Shares Pledged
   Stock Issuer      Equity Interest      Owner         Nos.        Value
=======================================================================================================

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


                              VII-Sch. 1(e)(i)-1

                              Schedule 1(e)(ii) to
                              --------------------

                         Pledge and Security Agreement
                         -----------------------------

------------------------------------------------------------------------------------------------
                                                                                  Amount of
            Debt Issuer                               Payee                     Indebtedness
================================================================================================
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------


                              VII-Sch. 1(e)(ii)-1

                              Schedule 1(f)(i) to
                              -------------------

                         Pledge and Security Agreement
                         -----------------------------

U.S. Trademarks:
---------------

                                   Trademark                Registration               Registration
    Registered Owner              Description                  Number                      Date
-------------------------  -------------------------  -------------------------  -------------------------
Foreign Trademarks:
------------------


                                   Trademark                Registration               Registration
    Registered Owner              Description                  Number                      Date
-------------------------  -------------------------  -------------------------  -------------------------


                              VII-Sch. 1(f)(i)-1

                              Schedule 1(f)(ii) to
                              --------------------

                         Pledge and Security Agreement
                         -----------------------------


U.S. Patents Issued:
-------------------

                                                                  [Registered
    Patent No.      Issue Date      Invention      [Inventor]        Owner]
    ---------       ----------      ---------       --------         -----



U.S. Patents Pending:
--------------------

   Applicant's         Date       Application
       Name           Filed         Number         Invention       [Inventor]
       ----           -----         ------         ---------        -------



Foreign Patents Issued:
----------------------


                                                                  [Registered
    Patent No.      Issue Date      Invention      [Inventor]        Owner]
    ---------       ----------      ---------       --------         -----

                              VII-Sch. 1(f)(ii)-1

Foreign Patents Pending:
-----------------------

   Applicant's             Date            Application
       Name               Filed               Number            Invention           [Inventor]
------------------  ------------------  ------------------  ------------------  ------------------






                              VII-Sch. 1(f)(ii)-2

                             Schedule 1(f)(iii) to
                             ---------------------

                         Pledge and Security Agreement
                         -----------------------------

U.S. Copyrights:
----------------

Title                                                                     Registration No.  Date of Issue  Registered Owner
-----                                                                     ----------------  -------------  ----------------

Foreign Copyright Registrations:
--------------------------------

Country                                                    Title          Registration No.  Date of Issue  Registered Owner
-------                                                    -----          ----------------  -------------  ----------------

Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------

Title                                                      Reference No.  Date of Application              Copyright Claimant
-----                                                      -------------  -------------------              ------------------
Pending Foreign Copyright Registrations & Applications:
-------------------------------------------------------

Country                                                    Title          Registration No.  Date of Issue  [Registered Owner]
-------                                                    -----          ----------------  -------------   ----------------


                             VII-Sch. 1(f)(iii)-1

                                Schedule 4(b) to
                                ----------------

                         Pledge and Security Agreement
                         -----------------------------

                      Locations of Equipment and Inventory
                      ------------------------------------

Name of Grantor                                    Locations of Equipment and Inventory
------------------------------------------  ---------------------------------------------------

                               VII-Sch. 4(b)-1

                                Schedule 4(c) to
                                ----------------

                         Pledge and Security Agreement
                         -----------------------------

                                Office Locations
                                ----------------

Name of Grantor                                             Office Locations
------------------------------------------  -------------------------------------------------


                                VII-Sch. 4(c)-1

                                Schedule 4(d) to
                                ----------------

                         Pledge and Security Agreement
                         -----------------------------

                                  Other Names
                                  -----------

Name of Grantor                                                  Other Names
----------------------------------------------  ----------------------------------------------



                                VII-Sch. 4(d)-1

                                Schedule 4(h) to
                                ----------------

                         Pledge and Security Agreement
                         -----------------------------

                                 Filing Offices
                                 --------------

Grantor                                                         Filing Offices
-----------------------------------------------  ---------------------------------------------



                                VII-Sch. 4(h)-1

                                  Exhibit I to
                                  ------------

                         Pledge and Security Agreement
                         -----------------------------

                 [FORM OF] GRANT OF TRADEMARK SECURITY INTEREST

     WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and
                                                             -------
uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

     WHEREAS, Levi Strauss & Co., a Delaware corporation, has entered into the Bridge Credit Agreement dated as of January 31, 2000 (said Bridge Credit Agreement, as amended to the date hereof, and as it may hereafter be further amended, modified, or supplemented from time to time, being the "Credit
                                                                 ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with the several financial institutions from time to time party thereto (collectively, "Banks"); the several financial
                                           -----
institutions party thereto as Co-Syndication Agents; the financial institution party thereto as Documentation Agent; Bank of America, N.A. as Administrative Agent for Banks; and Bank of America, N.A. as Collateral Agent for Banks (in such capacity, "Secured Party") pursuant to which Banks have made certain
                -------------
commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

     WHEREAS, Company and Levi Strauss & Co. Europe Financial Services, S.C.A. ("FinServ") may from time to time enter, or may from time to time have entered,
  -------
into one or more Lender Derivative/FX Contracts; and

     [WHEREAS, Grantor has executed and delivered that certain Guaranty dated as of February 1, 2000 (said Guaranty, as it may hereafter be amended, modified, or supplemented from time to time, being the "Guaranty") in favor of Secured Party
                                           --------
for the benefit of Banks, Administrative Agent and any Derivative/FX Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement, the other Loan Documents and all obligations of Company and FinServ under the Lender Derivative/FX Contracts, including, without limitation, the obligation of Company and FinServ to make payments thereunder in the event of early termination or close out thereof; and]

     WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of January 31, 2000 (as amended, modified, or supplemented from time to time, the "Pledge and Security Agreement"), among Grantor, Secured Party and the other
     -----------------------------
grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Pledge and Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):
      --------------------

                                    VII-I-1

                (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and

                (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark
Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Grantor is a party or any Negative Pledge permitted by the Credit Agreement on such rights or interests; provided, that
                                                               --------
immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

           [The remainder of this page is intentionally left blank.]

                                    VII-I-2

     IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, 2000.

                              [NAME OF GRANTOR]

                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                                    VII-I-3

                                 Schedule A to
                                 -------------

                      Grant of Trademark Security Interest
                      ------------------------------------

                                 United States
                                   Trademark                Registration               Registration
Registered Owner                  Description                  Number                      Date
-------------------------  -------------------------  -------------------------  -------------------------

                                 VII-Sch. A-1

                                 Exhibit II to
                                 -------------

                         Pledge and Security Agreement
                         -----------------------------

                  [FORM OF] GRANT OF PATENT SECURITY INTEREST

     WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and
                                                             -------
uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

     WHEREAS, Levi Strauss & Co., a Delaware corporation, has entered into the Bridge Credit Agreement dated as of January 31, 2000 (said Bridge Credit Agreement, as amended to the date hereof, and as it may hereafter be further amended, modified, or supplemented from time to time, being the "Credit
                                                                 ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with the several financial institutions from time to time party thereto (collectively, "Banks"); the several financial
                                           -----
institutions party thereto as Co-Syndication Agents; the financial institution party thereto as Documentation Agent; Bank of America, N.A. as Administrative Agent for Banks; and Bank of America, N.A. as Collateral Agent for Banks (in such capacity, "Secured Party") pursuant to which Banks have made certain
                -------------
commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

     WHEREAS, Company and Levi Strauss & Co. Europe Financial Services, S.C.A. ("FinServ") may from time to time enter, or may from time to time have entered,
  -------
into one or more Lender Derivative/FX Contracts; and

     [WHEREAS, Grantor has executed and delivered that certain Guaranty dated as of February 1, 2000 (said Guaranty, as it may hereafter be amended, modified, or supplemented from time to time, being the "Guaranty") in favor of Secured Party
                                           --------
for the benefit of Banks, Administrative Agent and any Derivative/FX Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company and FinServ under the Lender Derivative/FX Contracts, including, without limitation, the obligation of Company and FinServ to make payments thereunder in the event of early termination or close out thereof; and]

     WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of January 31, 2000 (as amended, modified, or supplemented from time to time, the "Pledge and Security Agreement"), among Grantor, Secured Party and the other
     -----------------------------
grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Pledge and Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in

                                   VII-II-1
which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):
                     -----------------

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but
                                                   ----------
     not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and
                                      -------

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent
               --------
     Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Grantor is a party or any Negative Pledge permitted by the Credit Agreement on such rights or interests; provided, that
                                                               --------
immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

                                   VII-II-2

     IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, 2000.

                              [NAME OF GRANTOR]

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                                   VII-II-3

                                 Schedule A to
                                 -------------

                       Grant of Patent Security Interest
                       ---------------------------------

Patents Issued:
--------------


                                                                                   Registered
    Patent No.          Issue Date          Invention            Inventor             Owner
------------------  ------------------  ------------------  ------------------    -------------



Patents Pending:
---------------


   Applicant's             Date            Application
       Name               Filed               Number            Invention            Inventor
------------------  ------------------  ------------------  ------------------  ------------------



                                 VII-Sch. A-1

                                 Exhibit III to
                                 --------------

                         Pledge and Security Agreement
                         -----------------------------

                 [FORM OF] GRANT OF COPYRIGHT SECURITY INTEREST

     WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and
                                                             -------
uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

     WHEREAS, Levi Strauss & Co., a Delaware corporation, has entered into the Bridge Credit Agreement dated as of January 31, 2000 (said Bridge Credit Agreement, as amended to the date hereof, and as it may hereafter be further amended, modified, or supplemented from time to time, being the "Credit
                                                                 ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with the several financial institutions from time to time party thereto (collectively, "Banks"); the several financial
                                           -----
institutions party thereto as Co-Syndication Agents; the financial institution party thereto as Documentation Agent; Bank of America, N.A. as Administrative Agent for Banks; and Bank of America, N.A. as Collateral Agent for Banks (in such capacity, "Secured Party") pursuant to which Banks have made certain
                -------------
commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company; and

     WHEREAS, Company and Levi Strauss & Co. Europe Financial Services, S.C.A. ("FinServ") may from time to time enter, or may from time to time have entered,
  -------
into one or more Lender Derivative/FX Contracts; and

     [WHEREAS, Grantor has executed and delivered that certain Guaranty dated as of February 1, 2000 (said Guaranty, as it may hereafter be amended, modified, or supplemented from time to time, being the "Guaranty") in favor of Secured Party
                                           --------
for the benefit of Banks, Administrative Agent and any Derivative/FX Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Credit Agreement and the other Loan Documents and all obligations of Company and FinServ under the Lender Derivative/FX Contracts, including, without limitation, the obligation of Company and FinServ to make payments thereunder in the event of early termination or close out thereof; and]

     WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of January 31, 2000 (as amended, modified, or supplemented from time to time, the "Pledge and Security Agreement"), among Grantor, Secured Party and the other
     -----------------------------
grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Pledge and Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in

                                   VII-III-1
which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):
                     --------------------

                (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from
                    ----------
time to time) (collectively, the "Copyrights"), all copyright registrations
                                  ----------
issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto
                        ----------
from time to time) (collectively, the "Copyright Registrations"), all common law
                                       -----------------------
and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation,
                              ----------------
each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Banks for past, present and future infringements of the Copyrights and Copyright Rights; and

                (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral
 --------
or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Grantor is a party or any Negative Pledge permitted by the Credit Agreement on such rights or interests; provided, that
                                                               --------
immediately upon the ineffectiveness, lapse or termination of any such provision,

                                   VII-III-2
the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

                                   VII-III-3

     IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, 2000.

                              [NAME OF GRANTOR]

                              By:
                                 --------------------------
                              Name:
                                   ------------------------
                              Title:
                                    -----------------------

                                   VII-III-4

                                 Schedule A to
                                 -------------

                      Grant of Copyright Security Interest
                      ------------------------------------

U.S. Copyrights:
---------------

Title    Registration No.  Date of Issue    Registered Owner
-----    ----------------  -------------    ----------------

Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------

Title  Reference No.    Date of Application  Copyright Claimant
-----  -------------    -------------------  -------------------

                                 VII-Sch. A-1

                                 Exhibit IV to
                                 -------------

                         Pledge and Security Agreement
                         -----------------------------

                          [FORM OF] PLEDGE SUPPLEMENT

     This Pledge Supplement, dated __________________, is delivered pursuant to the Pledge and Security Agreement, dated January 31, 2000, between Levi Strauss & Co., a Delaware corporation, the other Grantors named therein, and Bank of America, N.A. (as it may be from time to time amended, modified, or supplemented, the "Pledge and Security Agreement"). Capitalized terms used
                   -----------------------------
herein not otherwise defined herein shall have the meanings ascribed thereto in the Pledge and Security Agreement.

     Grantor hereby agrees that the [Pledged Shares] [Pledged Debt] listed on the schedule attached hereto shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

     IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of _______________.

                              [GRANTOR]

                              By:
                                 ----------------------------------
                              Name:
                                   --------------------------------
                              Title:
                                    -------------------------------

                                   VII-IV-1

                                  Exhibit V to
                                  ------------

                         Pledge and Security Agreement
                         -----------------------------

                            [FORM OF] IP SUPPLEMENT

     This IP SUPPLEMENT, dated _____________, is delivered pursuant to and supplements (i) the Pledge and Security Agreement, dated as of January 31, 2000 (as it may be from time to time amended, modified, or supplemented, the "Pledge
                                                                         ------
and Security Agreement"), among Levi Strauss & Co., a Delaware corporation, the
----------------------
other Grantors named therein, and Bank of America, N.A., as Secured Party, and
(ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of ___________, 2000 (the "Grant") executed by Grantor. Capitalized terms used herein not otherwise
      -----
defined herein shall have the meanings ascribed thereto in the Grant.

     ["Grantor"] grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] listed on Schedule A attached hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Pledge and Security Agreement and the Grant.

     IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                              [GRANTOR]

                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                                    VII-V-1

                                 Exhibit VI to
                                 -------------

                         Pledge And Security Agreement
                         -----------------------------

                             [Form of] Counterpart

     This COUNTERPART (this "Counterpart"), dated _______, is delivered pursuant
                             -----------
to Section 21 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Pledge and Security Agreement, dated as of January 31, 2000 (as it may be from time to time amended, modified, or supplemented, the "Pledge and Security Agreement";
                                              -----------------------------
capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Levi Strauss & Co., a Delaware corporation, the other Grantors named therein, and Bank of America, N.A., as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Pledge and Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

                (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Pledge and Security Agreement;

                (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

                (iii) makes the representations and warranties set forth in the Pledge and Security Agreement, as amended hereby, to the extent relating to the undersigned.

                              [NAME OF ADDITIONAL GRANTOR]

                              By:
                                 -------------------------------------
                              Name:
                                   -----------------------------------
                              Title:
                                    ----------------------------------

                                  X-Sch. 1-1